Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2020 (Unaudited)

The unaudited schedule of investments of Partners Group Private Income Opportunities, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of June 30, 2020 is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2020 (Unaudited) (continued)

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Investments (97.28%) Direct Equity (12.06%)	Investment Type	Acquisition Date	Shares	Fair Value*
North America (12.06%)
Acrisure Holdings, Inc. +, a	Preferred equity	12/10/18	3,000,000	$3,691,502
Alliant Holdings, Inc. +, a	Preferred equity	01/18/19	3,000	3,076,875
BI Gen Holdings, Inc. +, a	Common equity	09/05/18	14,561	150,155
CB Titan MidCo Holdings, Inc. +, a	Common equity	05/01/17	56,634	71,180
Checkers Drive-in Restaurants, Inc. (US) +, a	Common equity	08/21/19	108	3
ConvergeOne Investment L.P. +, a	Common equity	06/28/19	233	232,045
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	250,000	1
KENE Holdings, L.P. +, a, b	Limited partnership interest	08/08/19	—	200,905
KKR Enterprise Co-Invest L.P. +, a	Common equity	10/11/18	548	1
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	205,270
Safari Co-Investment L.P. +, a, b	Limited partnership interest	03/14/18	—	244,108
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	2,500	106,935
Total North America (12.06%)				7,978,980
Total Equity (12.06%)				$7,978,980

Direct Debt (85.22%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
Asia - Pacific (5.14%)
Snacking Investments BidCo Pty Limited +, a	Cash 8.50% + BBSY (1.00% Floor)†	12/23/19	12/17/27	Second Lien	$3,470,635	$3,400,528
Total Asia - Pacific (5.14%)						3,400,528
North America (61.08%)
Bracket Intermediate Holding Corp. +, a	Cash 8.13% + L (1.00% Floor)^^	09/05/18	08/31/26	Second Lien	$1,950,000	$1,961,310
Campaign Monitor (UK) Limited +, a	Cash 8.50% + L (1.00% Floor)^^^	05/06/19	11/06/25	Second Lien	1,501,042	1,372,253
Chase Industries, Inc. +, a	PIK 11.00%	05/11/18	05/11/26	Second Lien	1,006,397	435,589
Chase Industries, Inc. +, a	PIK 10.00%	05/29/20	11/11/25	1.5 Lien	1,008,056	978,116
Checkers Holdings, Inc. +, a	Cash 4.25% + L (1.00% Floor)^	05/09/17	04/25/24	Senior	153,600	81,286
Checkers Holdings, Inc. +, a	PIK 10.00% + L (1.00% Floor)^	04/25/17	04/25/25	Second Lien	502,555	308,253
CIBT Global, Inc. +, a	Cash 4.00% + L (1.00% Floor)^^	06/19/17	06/01/24	Senior	433,440	313,318
Clarity Telecom, LLC +, a	Cash 8.25% + L (1.00% Floor)^	09/12/19	08/30/27	Second Lien	2,025,000	1,922,737
ConvergeOne Holdings, Inc. +, a	Cash 8.50% + L^	04/15/19	01/04/27	Second Lien	2,325,000	1,889,760
CSC Holdings, LLC +, a	Cash 2.25% + L^	07/31/19	01/15/26	Senior	989,975	941,615
Deerfield Dakota Holding, LLC +, a	Cash 3.75% + L (1.00% Floor)^^	03/06/20	04/09/27	Senior	1,000,000	970,250
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 6.75% + L (0.75% Floor)^	03/01/18	02/02/26	Second Lien	2,089,500	1,979,040
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	05/12/17	04/14/22	Senior	1,292,719	1,305,532
Edgewood Partners Holdings, LLC +, a	Cash 4.25% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	910,583	859,913
Envision Healthcare Corporation +, a	Cash 7.75% + L^	10/11/18	10/11/26	Mezzanine	1,694,453	1
Envision Healthcare Corporation +, a	Cash 3.75% + L^	06/04/19	10/10/25	Senior	987,469	671,069
Envision Healthcare Corporation +, a	Cash 4.50% + L (1.00% Floor)^^	04/27/20	10/10/25	Senior	2,070,998	1,472,065
Galls, LLC +, a	Cash 6.25% + L (1.00% Floor)^	02/07/18	01/31/25	Senior	460,357	412,244
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	07/25/17	06/22/24	Senior	976,823	951,201
KENE Acquisition, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	08/08/19	08/08/26	Second Lien	1,462,500	1,359,686

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2020 (Unaudited) (continued)

Private Investments (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
KSLB Holdings, LLC +, a	Cash 8.75% + L (1.00% Floor)^	07/30/18	07/30/26	Second Lien	$3,212,308	$3,122,362
Ministry Brands, LLC +, a	Cash 4.00% + L (1.00% Floor)^	04/11/17	12/02/22	Senior	1,258,565	1,233,681
National Spine & Pain Centers, LLC +, a	Cash 5.25% + L (1.00% Floor)^	06/30/17	06/02/24	Senior	535,575	467,019
Pearl Intermediate Parent, LLC +, a	Cash 6.25% + L^	03/21/18	02/13/26	Second Lien	2,397,000	2,337,012
Peraton Corp. +, a	Cash 5.25% + L (1.00% Floor)^	06/09/17	04/29/24	Senior	579,000	563,085
Perforce Software, Inc. +, a	Cash 3.75% + L^^	07/19/19	07/01/26	Senior	1,687,271	1,632,435
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	519,250	426,690
Radiology Partners, Inc. +, a	Cash 4.25% + L^^^^	07/23/19	07/09/25	Senior	1,913,500	1,783,545
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	1,293,702	1,334,239
SSH Group Holdings, Inc. +, a	Cash 8.25% + L^^	08/21/18	07/30/26	Second Lien	2,120,000	2,029,900
TecoStar Holdings, Inc. +, a	Cash 8.50% + L (1.00% Floor)^	05/01/17	11/01/24	Second Lien	511,875	435,645
Vetcor Professional Practices LLC +, a	Cash 6.50% + L^	07/02/18	07/02/26	Second Lien	3,603,333	3,429,291
Zayo Group Holdings, Inc. +, a	Cash 3.00% + L^	02/20/20	03/09/27	Senior	1,496,250	1,425,103
Total North America (61.08%)						40,405,245
Rest of World (3.83%)
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.25% + L^^^	10/05/18	07/10/25	Senior	$1,631,034	$1,565,800
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 7.25% + E###	10/12/18	07/10/26	Second Lien	1,033,025	971,044
Total Rest of World (3.83%)						2,536,844
Western Europe (15.17%)
Atlas Packaging GmbH +, a	Cash 7.75% + E#	09/14/18	07/31/26	Second Lien	$2,768,957	$2,618,049
CD&R Firefly Bidco Limited +, a	Cash 7.75% + L^^^	06/21/18	06/18/26	Second Lien	2,034,652	1,982,540
Cidron Atrium SE +, a	Cash 7.00% + E (0.50% Floor)###	02/28/18	02/28/26	Second Lien	1,018,463	960,461
EG Finco Limited +, a	Cash 7.75% + E (1.00% Floor)##	06/21/18	04/20/26	Second Lien	1,426,572	1,402,551
Everest Bidco SAS +, a	Cash 7.50% + L (1.00% Floor)^^	07/10/18	07/04/26	Second Lien	1,859,907	1,732,877
RivieraTopco SARL +, a	PIK 8.50%; E (1.00% Floor)###	12/08/17	05/08/24	Mezzanine	1,454,215	1,338,552
Total Western Europe (15.17%)						10,035,030
Total Debt (85.22%)						$56,377,647

Total Private Investments (Cost $70,745,193)(97.28%)						$64,356,627

Total Investments (Cost $70,745,193)(97.28%)						64,356,627

Other Assets in Excess of Liabilities (2.72%)						1,797,763

Net Assets (100.00%)						$66,154,390

*	The Fair Value of any Investment may not necessarily reflect the current or expected future performance of such Investment or the Fair Value of the Fund's interest in such Investment. Furthermore, the Fair Value of any Investment has not been calculated, reviewed, verified or in any way approved by such Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further detail regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of June 30, 2020 was 0.16%.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments —

June 30, 2020 (Unaudited) (continued)

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of June 30, 2020 was 0.30%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of June 30, 2020 was 0.37%.

^^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 12 month LIBOR plus a base rate. The 12 month LIBOR as of June 30, 2020 was 0.55%.

#	As of June 30, 2020, 1 month EURIBOR was -0.51%.

##	As of June 30, 2020, 3 month EURIBOR was -0.42%.

###	As of June 30, 2020, 6 month EURIBOR was -0.31%.

†	As of June 30, 2020, 1 month Bank Bill Swap Rate was 0.09%.

a	Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2020 was $64,356,627, or 100.00% of net assets. As of June 30, 2020, the aggregate cost of each investment restricted to resale was $2,940,000, $2,940,000, $150,000, $56,635, $0, $232,500, $250,000, $219,375, $548,143, $252,000, $256,811, $57,500, $3,370,397, $1,914,205, $1,472,456, $1,051,102, $971,095, $0, $154,270, $512,464, $434,126, $1,977,932, $2,200,735, $975,971, $990,139, $2,091,922, $1,402,305, $18,662, $912,132, $1,672,334, $947,352, $2,078,887, $467,939, $978,856, $1,429,331, $3,126,161, $1,264,971, $536,770, $2,390,479, $580,261, $1,679,814, $537,348, $1,905,222, $1,307,479, $2,102,454, $516,286, $3,545,499, $1,492,535, $1,712,463, $1,055,240, $2,793,650, $2,191,272, $1,116,099, $1,486,761, $1,950,022 and $1,526,831, respectively, totaling $70,745,193.

b	Investment does not issue shares.

A summary of outstanding financial instruments at June 30, 2020 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
July 22, 2020	Bank of America	$3,863,149		£3,100,000	$3,831,154	$31,994
September 23, 2020	Barclays	$5,960,648		€5,300,000	$5,961,082	$(433)
September 23, 2020	Barclays	$1,643,352	A$	2,400,000	$1,652,890	$(9,538)
						$22,023

Legend:

BBSY	- Bank Bill Swap Rate
E	- EURIBOR
L	- LIBOR
PIK	- Payment-in-kind
A$	- Australian Dollar
£	- British Pound
€	- Euro

The accompanying notes are an integral part of these Financial Statements.

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the year ended March 31, 2020.

Investments held by the Fund constitute a diversified portfolio of predominantly credit-related instruments, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, as well as public debt, corporate bonds, other debt securities and equity investments (“Private Investments”).

Partners Group (USA) Inc. (the "Adviser") estimates the fair value of the Fund's Private Investments in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and the Fund's valuation procedures (the "Valuation Procedures") that have been approved by the board of managers of the Fund (the "Board"). As authorized by the Valuation Procedures, the Adviser values the Fund's Private Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund's Private Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and one or more of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Investment held by the Fund and the valuation attributed to the same Private Investment held by another client of the Adviser or of one of its affiliates might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund versus to such other client.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean between the closing bid and ask prices on such date. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 – Pricing inputs are other than quoted prices in active markets (i.e., Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

•	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s investments at June 30, 2020 measured at fair value. Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Private Investments:
Debt	$—	$—	$56,377,647	$56,377,647
Equity	—	—	7,978,980	7,978,980
Total Private Investments	$—	$—	$64,356,627	$64,356,627
Total Investments	$—	$—	$64,356,627	$64,356,627
Other Financial Instruments
Foreign Currency Exchange Contracts	$22,023	$—	$—	$22,023
Total Foreign Currency Exchange Contracts	$22,023	$—	$—	$22,023

The following is a reconciliation of the amount of the account balances on April 1, 2020 and June 30, 2020 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2020	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premiun)	Net Transfers In or Out of Level 3	Balance as of June 30, 2020
Private Investments:
Debt	$51,302,160	$(53,867)	$5,787,744	$3,191,454	$(3,885,421)	$35,577	$-	$56,377,647
Equity	7,686,651	-	292,329	-	-	-	-	7,978,980
Total Private Investments	$58,988,811	$(53,867)	$6,080,073	$3,191,454	$(3,885,421)	$35,577	$-	$64,356,627

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the period ended June 30, 2020, there were no transfers between levels.

The amount of the net change in unrealized appreciation/(depreciation) for the period ended June 30, 2020 relating to investments in Level 3 assets still held at June 30, 2020 is $4,376,219.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of June 30, 2020:

Type of Security	Fair Value at June 30, 2020 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Private Investments:
Debt	$17,591	Broker quotes	Indicative quotes for an inactive market	n/a
	$39,117	Discounted cash flow	Discount factor	0.00% - 22.92% (9.67%)
Equity	$7,979	Market comparable companies	Enterprise value to EBITDA multiple	5.25x - 16.34x (12.74x)

*	Level 3 fair value includes accrued interest.

Level 3 equity investments valued using an unobservable input factor are directly affected by a change in that factor. For Level 3 debt investments, the Fund estimates a fair value through the use of an earnings and multiples analysis or a discounted cash flows analysis that considers the credit risk and interest rate risk of the particular investment. For Level 3 equity and Level 3 debt investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into either as a hedge or as a cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the period from April 1, 2020 to June 30, 2020, the Fund entered into 8 short forward foreign currency exchange contracts. The Fund had $62,751 in net realized gains and a $(357,233) change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at June 30, 2020 are representative of contract amounts during the period.

Subsequent Event

On July 13, 2020, the Board approved a Plan of Reorganization, which contemplates the reorganization of the Fund into Partners Group Private Equity (Master Fund), LLC (the “Acquiring Fund,” and together with the Fund, the “Funds”). The reorganization is expected to take effect on or about November 1, 2020, subject to the approval of the Fund’s shareholders and the satisfaction of applicable regulatory requirements and other customary closing conditions. The Board expects to submit proposals to shareholders for approval at a Special Meeting of shareholders of the Fund, which is expected to be held early in the fourth quarter. If approved, because each investor in the Acquiring Fund must be a “qualified client” (as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended), shareholders of the Fund that are not “qualified clients” will be subject to the mandatory redemption of their shares prior to the effective date of the reorganization. The reorganization does not require the vote of the Acquiring Fund’s members.

After considering the recommendation of Partners Group (USA) Inc., the investment adviser to the Funds, the Board concluded that the reorganization would be in the best interests of the Fund and its shareholders and that the value of shareholders’ interests will not be diluted as a result of the reorganization. It is currently anticipated that the reorganization will be effected on a tax-free basis for federal income tax purposes. More information regarding the terms of the proposed reorganization and the proposals being submitted to shareholders of the Fund will be included in a proxy statement that will be provided to shareholders of the Fund.